SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                       Date of Report (Date of earliest
                        event reported):  June 2, 2003

                               NETWORK USA, INC.
            (Exact name of registrant as specified in its Charter)

           Nevada            		 33-10456         	     76-0192477
      (State or other                (Commission File              (IRS Employer
jurisdiction of Incorporation) 		 Number)		Identification Number)


            6720 Sandspoint, Suite 204, Houston, Texas  77074
              (Address of principal executive offices)(Zip Code)

                        Registrant's telephone number,
                     including area code:   (713) 669-9018

                5617 Bissonnet, Suite 215, Houston, Texas 77081
                 (Former address if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Whitley Penn (formerly Jackson & Rhodes, P.C.) audited the financial statements of Network USA, Inc., a Nevada corporation (the "Company"), for the years ended April 30, 2002 and April 30, 2001. The Board of Directors of the Company determined that it would be in the best interests of the Company to engage a new auditor. Whitley Penn (referred to hereinafter as the "Prior Auditor") was dismissed on June 17, 2003. Simultaneously the Company engaged Malone & Bailey, PLLC as the new independent auditor.

      During the Company's two most recent fiscal years and between May 1, 2003 through June 17, 2003, there were no disagreements between the Company and the Prior Auditor whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has authorized the Prior Auditor to respond fully to inquiries from Malone & Bailey, PLLC regarding the disclosure in this Form 8-K/A.

      The report of the Prior Auditor for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change principal accountants was recommended and approved by the Company's Board of Directors and made at its request.

      During the Company's two most recent fiscal years and between May 1, 2003 through June 17, 2003, the Prior Auditor has not advised the Company that any of the following exist or are applicable:

      (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

      (2) That information has come to its attention that has lead it to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; or

      (3) That the Company needs to expand significantly the scope of its audit, or that information has come to its attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).

            The Prior Auditor has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-B Item 304 as to whether the Prior Auditor agrees with the disclosure in this Form 8-K/A. This letter is being filed as Exhibit 16.1 hereto.

      Neither the Company nor anyone acting on its behalf consulted Malone & Bailey, PLLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

      The Company has provided the disclosure in this Form 8-K/A to Malone & Bailey, PLLC and has given Malone & Bailey, PLLC an opportunity to provide a letter addressed to the Securities and Exchange Commission if desired.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      The Company had previously entered into a letter of intent (the "Letter of Intent") with Aerospace Technologies Ltd. ("Aerospace") regarding a proposed merger (the "Merger") of a successor to Aerospace with and into a proposed subsidiary of the Company. The Letter of Intent (as amended) provided that the Merger would be consummated on or before April 30, 2003. The Merger was not consummated by such date, but after such date the Company and Aerospace continued to explore the possibility of consummating the Merger. However, the Company and Aerospace have now decided to abandon the Merger.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            No. 16.1  Letter of Whitley Penn regarding  change in certifying accountant

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NETWORK USA, INC.
                                    (Registrant)

Date: June 24, 2003     By:  /s/ Richard J. Church
                                    Richard J. Church,
                                    President

                                 EXHIBIT INDEX

Exhibit No. Description

16.1        Letter of Whitley Penn regarding change in certifying accountant

                                    EXHIBIT



June 19, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


RE:   Network USA, Inc.
      Commission File No. 33-10456


We were previously the independent auditor of Network USA, Inc. and we reported on the financial statements of Network USA, Inc. as of and for the years ended April 30, 2002 and 2001. On June 17, 2003, we were dismissed as the independent auditor. We have read Network USA, Inc.'s statements included under Item 4 of its Form 8-K dated June 20, 2003 and we agree with such statements.




                                    WHITLEY PENN, formerly
                                    JACKSON & RHODES, P.C.
                                    Certified Public Accountants